United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

In connection with its periodic review of corporate governance matters, the Board of Directors (the “Board”) of Atlantic Union Bankshares Corporation (the “Company”) approved several amendments to the Company’s bylaws in the form of amended and restated bylaws, effective as of December 5, 2019 (the “Amended and Restated Bylaws”). Below is a brief description of the substantive amendments made to the Company’s Amended and Restated Bylaws.

December 5, 2019. Under the Director Resignation Policy, after an incumbent director nominee who was not re-elected tenders a written offer of resignation, the Board’s Nominating and Corporate Governance Committee (the “Committee”) will consider the offer of resignation and make a recommendation to the Board about whether to accept or reject it or take other action. The Board will act on the Committee’s recommendation within 90 days following the certification of the shareholder vote. The director who failed to be re-elected by a majority of the votes cast by shareholders may not participate in the recommendation of the Committee or decision of the Board with respect to whether to accept the offer of resignation.  The Company will promptly disclose its decision to accept or reject the offer of resignation and, if rejected, the reasons for doing so.

1.

Article II, Section 3 was amended to implement majority voting in uncontested director elections and a new director resignation policy (the “Director Resignation Policy”) in connection therewith. As a result of these amendments, a nominee for director in an uncontested election will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. If a nominee for director who is an incumbent director is not re-elected to the Board in accordance with this majority voting requirement and no successor has been elected at such meeting of shareholders, such director must tender a written offer of resignation in accordance with the Company’s Director Resignation Policy. This change will apply to director elections at the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”).

The Director Resignation Policy is a stand-alone policy, adopted and effective December 5, 2019. Under the Director Resignation Policy, after an incumbent director nominee who was not re-elected tenders a written offer of resignation, the Board’s Nominating and Corporate Governance Committee (the “Committee”) will consider the offer of resignation and make a recommendation to the Board about whether to accept or reject it or take other action. The Board will act on the Committee’s recommendation within 90 days following the certification of the shareholder vote. The director who failed to be re-elected by a majority of the votes cast by shareholders may not participate in the recommendation of the Committee or decision of the Board with respect to whether to accept the offer of resignation.  The Company will promptly disclose its decision to accept or reject the offer of resignation and, if rejected, the reasons for doing so.

2.

Article I, Section 4 and Article II, Section 3 were amended to update the advance notice and related procedural and disclosure requirements by which a shareholder may propose business in connection with an annual meeting of shareholders or nominate a director for election at an annual or special meeting of shareholders. Among other changes, these amendments change the deadline in the Amended and Restated Bylaws for advance notice of business and director nominations for an annual meeting of shareholders to generally not later than the close of business 90 days prior to, nor earlier than the close of business 120 days prior to, the one-year anniversary of the preceding year’s annual meeting.

As a result of these amendments, to be presented at the 2020 Annual Meeting, a shareholder’s notice of an intention to present business or a director nomination at the 2020 Annual Meeting, outside of the Securities and Exchange Commission’s (“SEC’s”) Rule 14a-8 process, must comply with the requirements of the Company’s Amended and Restated Bylaws, effective as of December 5, 2019, including being received by the Company’s Corporate Secretary at Atlantic Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219 no earlier than the close of business on January 3, 2020 and no later than the close of business on February 2, 2020.

3.

Article II, Section 3 was also amended to require that each director nominee complete a written questionnaire regarding the background and qualification of such person and enter into a written agreement with the Company providing that such person (i) is not or will not become a party to any voting commitment that has not been disclosed to the Company or would limit or interfere with the person’s fiduciary duties as a director, (ii) is not or will not become a party to an agreement with respect to any compensation, reimbursement or indemnification in connection with service as a Company director that has not been disclosed to the Company, and (iii) will comply with all applicable publicly disclosed Corporate Governance Guidelines, conflict of interest, confidentiality and trading policies of the Company and all federal and state bank regulatory requirements applicable to directors of banks or bank holding companies (subject to limited waivers or exemptions). This change will apply to all director nominees for the Company’s 2020 Annual Meeting.

4	Article VI, Section 4 was added to address how stock in other corporations will be voted.

5.	Various provisions were updated to remove outdated provisions and to track more closely the governing statutory language in the Virginia Stock Corporation Act, as amended.

Certain additional non-substantive amendments were also made to the Amended and Restated Bylaws.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, reflecting all changes effective as of December 5, 2019, which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Change to Shareholder Proposal Deadlines for 2020 Annual Meeting of Shareholders

As noted above, the amendments to the Amended and Restated Bylaws change the deadlines for shareholders to notify the Company of an intention to present business or director nominations at the 2020 Annual Meeting, outside of the SEC’s Rule 14a-8 process. To be properly brought before the 2020 Annual Meeting, a shareholder’s notice of any non-Rule 14a-8 business or director nomination must comply with the requirements of the Company’s Amended and Restated Bylaws, effective as of December 5, 2019, including being received by the Company’s Corporate Secretary at Atlantic Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219 no earlier than the close of business on January 3, 2020 and no later than the close of business on February 2, 2020. The proxy solicited by the Board for the 2020 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received timely and complete notice of such proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.3	Amended and Restated Bylaws of Atlantic Union Bankshares Corporation, effective as of December 5, 2019
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: December 9, 2019	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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